UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21680

DCA TOTAL RETURN FUND

(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Jeffrey W. Taylor, President

DCA Total Return Fund

518 17th Street, Suite 1200

Denver, Colorado 80202

(Name of address of agent for service)

Registrant’s telephone number, including area code: (303) 228-2200

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

Item 1 – Schedule of Investments

Statements of Investments

March 31, 2010 (Unaudited)

DCA Total Return Fund
	Shares	Market Value
COMMON STOCK 54.49%
Aerospace & Defense 0.43%
United Technologies Corp.	2,800	$206,108

Apparel, Accessories & Luxury Goods 1.49%
Swatch Group AG	12,000	713,581

Apparel Retail 0.24%
Guess? Inc.	2,400	112,752

Application Software 2.98%
Autonomy Corp. PLC*	45,000	1,244,878
Parametric Technology Corp.*	10,000	180,500

		1,425,378

Asset Management & Custody Banks 1.36%
Franklin Resources Inc.	3,200	354,880
Schroders PLC*	9,000	192,161
T. Rowe Price Group Inc.	1,900	104,367

		651,408

Biotechnology 0.27%
Alexion Pharmaceuticals, Inc.*	1,200	65,244
Illumina, Inc.*	1,600	62,240

		127,484

Computer Hardware 2.58%
Apple Inc.*	5,250	1,233,383

Computers 0.27%
Cognizant Technology Solutions Corp.*	2,500	127,450

Construction & Farm Machinery & Heavy Trucks 0.35%
Bucyrus International Inc.	2,500	164,975

Cosmetics & Toiletries 0.27%
Avon Products, Inc.	3,800	128,706

Data Processing & Outsourced Services 0.43%
Mastercard Inc.	800	203,200

Diversified Banks 1.03%
Standard Chartered PLC	18,000	490,986

Diversified Financial Services 0.48%
Singapore Exchange Ltd.	42,000	229,672

Diversified Manufacturers 0.27%
Parker Hannifin Corp.	2,000	129,480

Diversified Metals & Mining 1.27%
Anglo American PLC*	7,500	327,096
Sterlite Industries India Ltd.—ADR	15,000	279,150

		606,246

Education Services 0.27%
New Oriental Education & Technology Group—ADR*	1,500	128,265

Fertilizers & Agricultural Chemicals 0.67%
Yara International ASA	7,400	321,241

Footwear 1.67%
NIKE Inc.—Class B	4,000	294,000
Puma AG Rudolf Dassler Sport	1,600	505,686

		799,686

Gold 1.05%
Barrick Gold Corp.	4,000	153,360
Goldcorp Inc.	9,300	347,497

		500,857

Health Care Equipment 1.53%
Elekta AB	14,000	391,657
Intuitive Surgical Inc.*	450	156,659
Mindray Medical International Ltd.—ADR	5,000	182,100

		730,416

Health Care Supplies 2.10%
Alcon Inc.	6,200	1,001,672

Health Care Products 0.51%
Covidien PLC	2,400	120,672
Hospira, Inc.*	2,200	124,630

		245,302

Heavy Electrical Equipment 1.19%
ABB Ltd.*	26,000	567,887

Household Products 0.27%
Henkel AG & Co. KGaA	2,400	129,015

Hypermarkets & Super Centers 1.07%
Wal-Mart de Mexico SAB de CV	100,000	512,385

Integrated Oil & Gas 0.33%
Petroleo Brasileiro SA—ADR	3,500	155,715

Internet 0.51%
F5 Networks, Inc.*	2,000	123,020
Yahoo! Japan Corp.	330	120,189

		243,209

Internet Retail 3.72%
Amazon.com Inc.*	7,000	950,110
priceline.com Inc.*	3,250	828,750

		1,778,860

Internet Software & Services 6.03%
Baidu.Com Inc.—ADR*	1,500	895,500
eBay Inc.*	9,500	256,025
Google Inc.—Class A*	2,000	1,134,020
MercadoLibre Inc.*	6,500	313,365
Tencent Holdings Ltd.	14,000	280,929

		2,879,839

Investment Banking & Brokerage 0.43%
The Goldman Sachs Group Inc.	1,200	204,756

IT Consulting & Other Services 2.16%
Accenture PLC	10,000	419,500
Infosys Technologies Ltd.—ADR	10,400	612,040

		1,031,540

Miscellaneous Manufacturers 0.52%
3M Co.	3,000	250,710

Networking Products 0.84%
Cisco Systems Inc.*	15,500	403,465

Oil & Gas Equipment & Services 4.65%
AMEC PLC	27,000	327,370
Cameron International Corp.*	6,000	257,160
Halliburton Company	14,000	421,820
National Oilwell Varco Inc.	7,500	304,350
Technip SA	6,500	528,512
TGS Nopec Geophysical Co. ASA*	18,000	381,915

		2,221,127

Oil & Gas Exploration & Production 3.26%
Apache Corp.	4,000	406,000
Devon Energy Corp.	4,000	257,720
Nexen Inc.	20,000	494,856
Occidental Petroleum Corp.	4,700	397,338

		1,555,914

Oil & Gas Services 0.57%
Petrofac Ltd.	7,500	136,802
Subsea 7, Inc.*	6,800	137,758

		274,560

Personal Products 0.23%
Beiersdorf AG	1,800	107,604

Pharmaceuticals 1.35%
Novo Nordisk A/S—Class B	6,900	535,420
Warner Chilcott PLC*	4,300	109,865

		645,285

Semiconductors 3.67%
Aixtron AG	3,500	125,321
ARM Holdings PLC	300,000	1,084,858

Marvell Technology Group Ltd.*		16,000	326,080
Veeco Instruments, Inc.*		5,000	217,500

			1,753,759

Soft Drinks 0.58%
Coca-Cola Co.		5,000	275,000

Software 0.56%
Aveva Group PLC		15,000	269,735

Systems Software 1.03%
Check Point Software Technologies*		7,000	245,420
Software AG		2,100	249,091

			494,511

TOTAL COMMON STOCK
(Cost $19,706,213)			$26,033,124

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK 25.51%
Apartments—REITs 1.15%
BRE Properties Inc.:
Series C, 6.750%	Baa3/BB+	6,200	$141,050
Series D, 6.750%	Baa3/BB+	17,900	406,151

			547,201

Diversified/Miscellaneous—REITs 1.60%
Duke Realty Corp.,
Series O, 8.375%	Baa3/BB	6,000	153,480
Vornado Realty Trust:
Series F, 6.750%	Baa3/BBB-	1,800	40,392
Series G, 6.625%	Baa3/BBB-	15,000	333,000
Series H, 6.750%	Baa3/BBB-	2,400	54,648
Series I, 6.625%	Baa3/BBB-	8,100	184,113

			765,633

Health Care—REITs 0.34%
HCP Inc.,
Series F, 7.100%	Ba1/BB+	6,931	163,086

Hotels—REITs 3.59%
Host Hotels & Resorts Inc.,
Series E, 8.875%	Ba2/B-	10,300	259,663
LaSalle Hotel Properties,
Series G, 7.250%	NR/NR	66,800	1,455,572

			1,715,235

Industrial—REITs 3.68%
AMB Property Corp.:
Series L, 6.500%	Baa2/BB+	27,500	610,913
Series O, 7.000%	Baa2/BB+	25,000	592,000
ProLogis:
Series F, 6.750%	Baa3/BB	17,500	385,525
Series G, 6.750%	Baa3/BB	7,600	167,048

			1,755,486

Mortgage—Residential—REITs 0.00%(1)

American Home Mortgage Investment Corp.:
Series A, 9.750%(2)*	NR/NR	266,950	133
Series B, 9.250%(2)*	NR/NR	29,700	18

			151

Net Lease—REITs 1.29%
Entertainment Properties Trust,
Series B, 7.750%	NR/NR	26,898	617,309

Office—REITs 2.88%
Alexandria Real Estate Equities Inc.,
Series C, 8.375%	NR/NR	6,300	158,508
Corporate Office Properties Trust:
Series G, 8.000%	NR/NR	4,153	102,496
Series H, 7.500%	NR/NR	6,200	146,940
Series J, 7.625%	NR/NR	6,101	146,424
PS Business Parks, Inc.:
Series K, 7.950%	Baa3/BB+	1,200	29,832
Series M, 7.200%	Baa3/BB+	15,000	353,100
Series O, 7.375%	Baa3/BB+	13,750	330,550
Series P, 6.700%	Baa3/BB+	5,000	110,000

			1,377,850

Office—Central Business District—REITs 0.07%
SL Green Realty Corp.,
Series C, 7.625%	NR/NR	1,300	31,226

Office—Suburban—REITs 5.26%
BioMed Realty Trust Inc.,
Series A, 7.375%	NR/NR	33,610	818,404
Digital Realty Trust Inc.:
Series A, 8.500%	NR/NR	56,900	1,460,623
Series B, 7.875%	NR/NR	9,400	233,026

			2,512,053

Regional Malls—REITs 1.16%
Taubman Centers Inc.,
Series G, 8.000%	B1/NR	22,198	555,616

Retail—REITs 0.70%
Regency Centers Corp:
Series C, 7.450%	Baa3/BB+	4,441	107,250
Series E, 6.700%	Baa3/BB+	10,000	228,500

			335,750

Self Storage—REITs 1.87%
Public Storage:
Series E, 6.750%	Baa1/BBB	4,195	100,974
Series G, 7.000%	Baa1/BBB	7,500	188,250
Series H, 6.950%	Baa1/BBB	4,133	100,886
Series I, 7.250%	Baa1/BBB	900	22,842
Series K, 7.250%	Baa1/BBB	884	22,277
Series L, 6.750%	Baa1/BBB	5,000	120,700
Series M, 6.625%	Baa1/BBB	6,650	162,060
Series X, 6.450%	Baa1/BBB	7,500	174,075

			892,064

Shopping Centers—REITs 1.92%
Kimco Realty Corp.,
Series G, 7.750%	Baa2/BBB-	31,766	802,727

Tanger Factory Outlet Centers,
Series C, 7.500%	Ba1/BB+	4,667	116,255

			918,982

TOTAL PREFERRED STOCK
(Cost $19,839,390)			$12,187,642

	Bond Rating Moody’s/S&P (Unaudited)	Principal Amount	Market Value
COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS 0.16%
CW Capital Cobalt II, Ltd.:
2006-2A, Class K, 3.792%, 04/26/2016 (2)(3)(4)(5)(6)(7)	Caa1/B+	$4,000,000	$40
Class P.S., 0.000%, 04/26/2016 (3)(4)(5)(6)(8)	NR/NR	3,500,000	70,000
Lenox Street, Ltd., Series 2007-1A,
Class SN, 0.000%, 06/04/2017 (3)(4)(5)(6)(8)	NR/NR	1,000,000	0
Sorin Real Estate CDO II, Ltd., Series 2005-2A,
Class H, 4.292%, 01/04/2016 (2)(3)(4)(5)(6)(7)	C/CC	7,500,000	75
Vertical CRE CDO, Ltd.:
2006-CR1A, Class G, 4.292%, 04/22/2013(2)(3)(4)(5)(6)(7)	NR/CCC	6,500,000	65
Class P.S., 0.000%, 04/22/2013 (3)(4)(5)(6)(8)	NR/NR	1,800,000	4,500

TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS
(Cost $24,265,165)			$74,680

COLLATERALIZED LOAN OBLIGATIONS 13.89%
Babson CLO, Ltd.,
2005-3A, 26.170%, 11/11/2019 (3)(4)(5)(6)(8)	NR/NR	9,000,000	$5,580,000
Fraser Sullivan CLO, Ltd.,
2006-1A, 17.422%, 03/15/2017 (3)(4)(5)(6)(8)	NR/NR	3,400,000	1,054,000

TOTAL COLLATERALIZED DEBT OBLIGATIONS
(Cost $12,400,000)			$6,634,000

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.21%
JP Morgan Chase, Series 2005-LDP2,
Class M, 4.509%, 06/15/2016 (3)(4)(5)(6)(7)	B3/CCC+	1,597,000	$98,232
Wachovia Bank, Series 2005-C-18,
Class M, 4.702%, 05/19/2015 (2)(3)(4)(6)	C/CCC-	248,100	1,316

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $1,472,578)			$99,548

MONEY MARKET FUNDS 1.93%
AIM STIT Treasury Portfolio,
7-Day Yield 0.020%		922,044	$922,044

TOTAL MONEY MARKET FUNDS
(Cost $922,044)			$922,044

TOTAL INVESTMENTS 96.19%
(Cost $78,605,390)			$45,951,038

OTHER ASSETS LESS LIABILITIES 3.81%			1,819,601

NET ASSETS 100.00%			$47,770,639

ADR—American Depository Receipts

Footnotes to DCA Statement of Investments:

*	Non income producing security.
(1)	Less than 0.005% of net assets.
(2)	Security in default or currently deferring interest payments.
(3)	This security is considered illiquid by the Advisor.
(4)	This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of March 31, 2010 the value of these securities amounts to $6,808,228 or 14.25% of total investments.
(5)	This security has been valued at fair values determined in good faith by or under the direction of the Fund’s Board of Trustees.
(6)	The expected maturity date of this security listed herein is earlier than/later than the legal maturity date of the security due to the expected acceleration/deceleration of the schedule of principal payments by the issuer.
(7)	The coupon rate shown on floating or adjustable rate securities represents the current effective rate at March 31, 2010.
(8)	This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed represents the most recent interest payment received, annualized divided by cost.

See Notes to Quarterly Statement of Investments.

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

March 31, 2010 (Unaudited)

DCA Total Return Fund

1. Organization and Summary of Significant Accounting Policies

DCA Total Return Fund (NYSE: DCA) (the “Fund”), formerly Dividend Capital Realty Income Allocation Fund, is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$100,068
Common Shares Issued at Capitalization	7,010
Common Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

As of March 31, 2010, the Members of the Adviser’s Investment Committee were Jeffrey Randall and Jeffrey Taylor.

Security Valuation:

Pricing Procedures All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or an NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Funds will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost, which approximates fair value. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Fixed income securities where market quotations are not readily available are valued at fair value.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. As of March 31, 2010, securities which have been fair valued represented 14.3% of the Fund’s net assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security of foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Funds’ holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase, existence and anticipated time frame of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

The Fund has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), issued in June 2009. The Fund follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). ASC 820 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the assets or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010.

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock^	$26,033,124	$—	$—	$26,033,124
Preferred Stock^	12,187,509	133	—	12,187,642
Commercial Real Estate Collateralized Debt Obligations	—	74,680	—	74,680
Collateralized Loan Obligations	—	6,634,000	—	6,634,000
Commercial Mortgage-Backed Securities	—	99,548	—	99,548
Money Market Funds	922,044	—	—	922,044

TOTAL	$39,142,677	$6,808,361	$—	$45,951,038

For the three months ended March 31, 2010, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

^	For detailed descriptions of sectors see the accompany Statement of Investments.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Risk of Concentration:

Because the Fund’s investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with investors, the Fund could underperform funds that have greater industry diversification.

Security Credit Risk:

The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2010, securities with an aggregate market value of $1,647, representing less than 0.005% of DCA’s net assets, were in default or currently deferring interest payments.

Foreign Securities:

The Fund may invest without limit in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payments for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

As of March 31, 2010 the Fund had no outstanding repurchase contracts.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis and/or adjust realized gain. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and income tax purposes.

Investments with Off Balance Sheet Risk:

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument as reflected in the Fund’s Statement of Assets and Liabilities.

In addition, the use of total return swaps could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for U.S. federal income tax purposes, as well as the timing of such income recognition, as compared to a direct investment in the underlying security, and could result in the Fund’s recognition of income prior to the receipt of the corresponding cash. In some market scenarios, the Fund may recognize income and never receive the corresponding cash. This outcome could result in the Fund having to sell assets in order to fund distributions, and in the investor having to pay higher income taxes than would have been the case with a more traditional investment strategy.

2. Unrealized Appreciation/(Depreciation)

At March 31, 2010 the cost of investments and net unrealized appreciation/ (depreciation) for federal income tax purposes were as follows:

Aggregate tax cost	$78,605,390
Gross unrealized appreciation	6,851,615
Gross unrealized depreciation	(39,505,967)

Net unrealized appreciation/(depreciation)	$(32,654,352)

3. Illiquid and/or Restricted Securities

As of March 31, 2010, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. At March 31, 2010, the Fund had investments in illiquid and/or restricted securities totaling $6,808,228, which represents 14.25% of net assets.

The Fund may invest, without limit, in illiquid securities.

4. Recently Issued Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact of this pronouncement and determined no additional disclosure is required for this report.

5. Amendment to Declaration of Trust

On March 16, 2009, the Fund held an annual shareholders meeting (the “Annual Meeting”) at which Fund shareholders approved an amendment (“Amendment”) to the Declaration of Trust (“Declaration”) to restrict certain acquisitions and dispositions of the Fund’s shares. The restrictions on acquisitions and dispositions of the Fund’s shares contained in the Amendment are intended to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The Amendment is designed to prevent an ownership change (an “Ownership Change”), as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Section 382 of the Code imposes significant limitations on the ability of an entity classified as a corporation to use its capital loss carryforwards to offset income in circumstances where such entity has experienced an Ownership Change and may also limit such an entity’s ability to use any built-in losses recognized within five years of any Ownership Change. Generally, there is an Ownership Change if, at any time, one or more 5% shareholders (as defined in the Code) have experienced aggregate increases in their ownership of a Fund of more than 50 percentage points looking back over the relevant testing period (generally, a trailing three-year period), which can occur as a result of acquisitions that create 5% shareholders of the Fund or increase the ownership in the Fund of 5% shareholders of the Fund.

The Amendment generally prohibits any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 4.99% or more of the market value of the total outstanding shares, or the percentage of the Fund’s shares owned by a 4.99% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board of Trustees, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of such Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board of Trustees determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the applicable Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares will be applied first to the applicable Fund acting in its role as the agent for the sale of the prohibited shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

6. Investment Strategy

At a shareholder meeting held on March 16, 2009, investors approved the appointment of Calamos Advisors LLC as sub-adviser to the Fund. Concurrent with the approval of a sub-advisor, the Fund changed its investment objective and certain non-fundamental investment policies. This included changing its historic objective of high current income with a secondary focus on capital appreciation to an objective of total return, eliminating the investment policies requiring at least 80% of managed assets to be invested in securities of real estate companies, removing any specific limitation regarding the Fund’s investment in foreign securities and modifying the dividend policy from a monthly level-rate payment to quarterly distributions. These changes result in a global-oriented, total return Fund with an investment strategy that may include investment in a wide range of securities including common equity, preferred equity, debt and derivative instruments on a global basis. In addition, the Fund may invest without limit in below investment grade or unrated securities as well as illiquid securities.

As part of this new focus, Dividend Capital Realty Income Allocation Fund changed its name to DCA Total Return Fund.

Item 2 – Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DCA Total Return Fund

By:	/s/ JEFFREY W. TAYLOR
Jeffrey W. Taylor
President
(Principal Executive Officer)

Date: May 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

DCA Total Return Fund

By:	/s/ FRANCIS GAFFNEY
Francis Gaffney
Treasurer
(Principal Financial Officer)

Date: May 25, 2010